The Meet Kevin Pricing Power ETF

Schedule of Investments

July 31, 2024 (Unaudited)

COMMON STOCKS - 83.5%	Shares	Value
Advertising - 4.7%
The Trade Desk, Inc. - Class A (a)	23,853	$2,143,908

Aerospace & Defense - 3.7%
Embraer SA - ADR (a)	54,220	1,684,073

Auto Manufacturers - 2.9%
Tesla, Inc. (a)	5,696	1,321,871

Computers - 7.1%
Apple, Inc.	14,617	3,246,144

Energy - Alternate Sources - 5.7%
Enphase Energy, Inc. (a)	22,636	2,605,630

Internet - 14.6%
Alphabet, Inc. - Class C	4,728	818,653
Amazon.com, Inc. (a)	12,861	2,404,750
Meta Platforms, Inc. - Class A	2,602	1,235,508
Robinhood Markets, Inc. - Class A (a)	105,913	2,178,630
		6,637,541

Semiconductors - 22.0%
Advanced Micro Devices, Inc. (a)	21,697	3,134,782
ASML Holding NV - NYRS	1,586	1,485,606
Intel Corp.	18,317	563,065
NVIDIA Corp.	25,632	2,999,457
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	10,909	1,808,712
		9,991,622

Software - 13.6%
Microsoft Corp.	6,336	2,650,666
Monday.com Ltd. (a)	1,677	385,391
Palantir Technologies, Inc. - Class A (a)	69,201	1,860,815
Snowflake, Inc. - Class A (a)	9,675	1,261,426
		6,158,298

Telecommunications - 9.2%
Ubiquiti, Inc.	22,418	4,160,108
TOTAL COMMON STOCKS (Cost $32,993,089)		37,949,195

EXCHANGE TRADED FUNDS - 2.8%
ProShares Short Bitcoin Strategy ETF	87,199	667,072
ProShares UltraPro Short QQQ	71,246	612,003
TOTAL EXCHANGE TRADED FUNDS (Cost $1,325,482)		1,279,075

SHORT-TERM INVESTMENTS - 27.1%
Money Market Funds - 27.1%
First American Government Obligations Fund - Class X, 5.23% (b)	12,302,590	12,302,590
TOTAL SHORT-TERM INVESTMENTS (Cost $12,302,590)		12,302,590

TOTAL INVESTMENTS - 113.4% (Cost $46,621,161)		51,530,860
Liabilities in Excess of Other Assets - (13.4)%		(6,090,490)
TOTAL NET ASSETS - 100.0%		$45,440,370

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
NV - Naamloze Vennootschap
NYRS - New York Registered Shares
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2024:

The Meet Kevin Pricing Power ETF

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$37,949,195	$—	$—	$37,949,195
Exchange Traded Funds	1,279,075	—	—	1,279,075
Money Market Funds	12,302,590	—	—	12,302,590
Total Investments	$51,530,860	$—	$—	$51,530,860

Refer to the Schedule of Investments for further disaggregation of investment categories.